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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2003
                                                         ----------------




                               DT INDUSTRIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       0-23400                 44-0537828
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(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.



    907 W. FIFTH STREET, DAYTON, OH                                 45407
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On October 21, 2003, the Company issued a press release announcing that it had reached an agreement with its lenders to amend its senior credit facility. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibit is filed herewith.

                 Ex. 99.1 Press release dated October 21, 2003.


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                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 22, 2003

                                             DT INDUSTRIES, INC.


                                             By: /s/ Dennis S. Dockins
                                                 -------------------------------
                                                 Dennis S. Dockins
                                                 General Counsel and Secretary


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